Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION
Aberdeen Cargo Handling Services Limited                                 United Kingdom
ACN 052 291 264 Pty Ltd.                                                 Australia
ACN 003 405 025 Pty. Ltd.                                                Australia
ACN 005 585 795 Pty. Ltd.                                                Australia
ACN 006 686 844 Pty Ltd                                                  Australia
ACN 007 745 977 Pty Ltd                                                  Australia
ACN 009 091 105 Pty Ltd.                                                 Australia
Aeroporto della Provincia di Pavia e Rivanazzano S.r.l.                  Italy
Al-Rushaid Taylor Diving Ltd.                                            Saudia Arabia
AOC Australia Pty. Ltd.                                                  Australia
AOC Brown & Root Canada Limited                                          Canada
AOC Canada Limited                                                       Canada
AOC Hopkinsons Limited                                                   United Kingdom
AOC International Limited                                                United Kingdom
AOC Nigeria Ltd                                                          Nigeria
AOC Overseas Limited                                                     United Kingdom
AOC Services Limited                                                     Jersey
AOC Technical Services Limited                                           United Kingdom
AOCI New Limited                                                         United Kingdom
AOC Turbine Services Limited                                             United Kingdom
AOC/Wood Contractors Ltd                                                 United Kingdom
Arabian Rockbits and Drilling Tools Company, Ltd.                        Saudi Arabia
Arctic Pacific Contractors International, L.L.C.                         United States
Asia Energy Services Sdn. Bhd.                                           Malaysia
Asia Pacific Contracting Pty Ltd.                                        Australia
Asia Pacific Transport Finance Pty Ltd                                   Australia
Asia Pacific Transport Pty Ltd                                           Australia
Asian Marine Contractors Limited                                         Mauritius
Atlantic Minerals and Products Corporation                               Florida
AVA (U.K.) Limited                                                       United Kingdom
AVA Netherlands B.V.                                                     Netherlands
AVA S.a.r.l.                                                             France
Avalon Financial Services, Ltd                                           Cayman Islands
Awe Plc                                                                  United Kingdom
Axelson Pump Company                                                     Delaware
Axelson-Kuban                                                            CIS
B&R-G5 Industrial Services (Proprietary) Limited                         South Africa
B. Thornton, Limited                                                     United Kingdom
Bakhsh Kellogg Saudi Arabia Limited                                      Saudi Arabia
Baroid (Far East) Pte. Ltd.                                              Singapore
Baroid (Saudi Arabia) Limited                                            Saudi Arabia
Baroid Australia Pty. Limited                                            Australia
Baroid Caribbean Limited                                                 Cayman Islands
Baroid Corporation                                                       United Kingdom
Baroid de Venezuela, S.A.                                                Venezuela
Baroid Drilling Chemical Products Limited                                Nigeria
Baroid GmbH                                                              Germany

                                      21-1

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Baroid Group                                                             Canada
Baroid International Inc.                                                Delaware
Baroid International Trading Corporation                                 Delaware
Baroid International, S.p.A.                                             Italy
Baroid Limited                                                           United Kingdom
Baroid Middle East, Inc.                                                 Delaware
Baroid Nigeria, Inc.                                                     Delaware
Baroid of Nigeria Limited                                                Nigeria
Baroid Pigmina Industria e Comercio Ltda.                                Brazil
Baroid S.A.R.L.                                                          Tunisia
Baroid Sales Export Corporation                                          Delaware
Baroid Services Sdn. Bhd.                                                Malaysia
Baroid Technology, Inc.                                                  Delaware
Baroid Trinidad Services Limited                                         Trinidad
Baroid/VIDCO, L.L.C.                                                     United States
Bateman Kinhill                                                          Australia
Betex BV                                                                 Netherlands
BHPE-Kinhill (India) Private Ltd                                         India
Blandford Offshore Services Limited                                      United Kingdom
Bluefoil Limited                                                         United Kingdom
Bonny Project Management Company Limited                                 United Kingdom
Bredero Price Coaters Limited                                            Australia
Bredero Price Coaters (Thailand) Limited                                 Thailand
Bredero Price Colombia B.V.                                              Netherlands
Bredero Price de Mexico S.A. de C.V.                                     Mexico
Bredero Price Holding B.V.                                               Netherlands
Bredero Price Italy Srl                                                  Italy
Bredero Price Pipecoaters (Thailand) Limited                             Thailand
Bredero Price Pipecoaters B.V.                                           Netherlands
Bredero Shaw Australia Pty. Ltd                                          Australia
Bredero-Price Singapore Pte Ltd                                          Singapore
Bredero-Shaw, Inc.                                                       United States
Breswater Marine Contracting B.V.                                        Netherlands
British Pleuger Submersible Pumps Limited                                United Kingdom
British Underwater Engineering Limited                                   United Kingdom
Brown & Root - Genesis Engineering Company                               United States
Brown & Root - Murphy, L.L.C.                                            United States
Brown & Root (Asia Pacific) Pte. Ltd.                                    Singapore
Brown & Root (Gulf) E.C.                                                 Bahrain
Brown & Root (Labuan) Sendirian Berhad                                   Malaysia
Brown & Root (Malaysia) Sdn. Bhd.                                        Malaysia
Brown & Root (Overseas) Limited                                          Jersey
Brown & Root (S) Pte Ltd                                                 Singapore
Brown & Root (Services) Limited                                          United Kingdom
Brown & Root AOC Limited                                                 United Kingdom
Brown & Root Bangladesh Limited                                          United Kingdom

                                      21-2

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Brown & Root Cayman Holdings, Inc.                                       Cayman Islands
Brown & Root Construction (Overseas) Lmited                              United Kingdom
Brown & Root Construction Pty Ltd                                        Australia
Brown & Root Ealing Technical Services Limited                           United Kingdom
Brown & Root Energy Services (India) Private Limited                     India
Brown & Root Engineering & Construction Pty Ltd                          Australia
Brown & Root Engineering Sdn. Bhd.                                       Malaysia
Brown & Root Espanola, S.A.                                              Spain
Brown & Root Far East Engineers Pte Ltd                                  Delaware
Brown & Root GEMSA, S.A.                                                 Venezuela
Brown & Root Highlands Fabricators Limited                               United Kingdom
Brown & Root Industrial Services Philippines Inc                         Philippines
Brown & Root Ingenieros Petroleros de Venezuela, C.A.                    Venezuela
Brown & Root International Eastern, Inc.                                 Panama
Brown & Root Investments Pty Ltd                                         Australia
Brown & Root Maintenance, Inc.                                           Panama
Brown & Root Management Ltd.                                             Canada
Brown & Root McDermott Fabricators Limited                               United Kingdom
Brown & Root Mid East L.L.C.                                             Oman
Brown & Root N.A. Limited                                                British Virgin Islands
Brown & Root Nigeria Limited                                             Nigeria
Brown & Root Operations Pty Ltd                                          Australia
Brown & Root Projects Limited                                            United Kingdom
Brown & Root Projects Pty Ltd                                            Australia
Brown & Root Pty. Limited                                                Australia
Brown & Root Saudi Limited Co.                                           Saudi Arabia
Brown & Root Services Asia Pacific Pty Ltd                               Australia
Brown & Root Servicios Industriales, Inc.                                Panama
Brown & Root Technology (No. 2) Limited                                  United Kingdom
Brown & Root Technology Limited                                          United Kingdom
Brown & Root Toll Road Investment Partners, Inc.                         Delaware
Brown & Root, Booz-Allen Limited                                         United Kingdom
Buchan Fabrications Limited                                              United Kingdom
BUE Ships Limited                                                        United Kingdom
Bufete Industrial, S.A. de C.V.                                          Mexico
CAB, Inc.                                                                Delaware
Caspian Transco Inc                                                      Cayman Islands
CCC Cayman, Ltd.                                                         Cayman Islands
Cebar Sdn. Bhd.                                                          Brunei
CEBO Cyprus Ltd.                                                         Cyprus
CEBO Holland B.V.                                                        Netherlands
CEBO International B.V.                                                  Netherlands
CEBO Marine B.V.                                                         Netherlands
CEBO Offshore Services Sdn. Bhd.                                         Malaysia
CEBO U.K. Ltd.                                                           United Kingdom

                                      21-3

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Centend Limited                                                          United Kingdom
Chemtronics, Inc                                                         United States
CKS Facilities Management Pty. Ltd.                                      Australia
CNOOC-Otis Well Completion Services Ltd.                                 China
Combisa, S. de R.L. de C.V.                                              Mexico
Compania de Servicios NMR, SA                                            Argentina
Compania Transandina de Exportacion, Inc.                                United States
Conkel, S. de R.L. de C.V.                                               Mexico
Consorcio Contrina de Venezuela                                          Venezuela
Consorcio Contrina LLC                                                   United States
Consorcio Contrina SNC                                                   France
Constructora Indolatina, S.A. de C.V.                                    Mexico
Constructores de Venezuela, Brown & Root, Inc., C.A.                     Venezuela
Cyril Lea & Associates Limited                                           United Kingdom
Davy Kinhill Fluor Daniel (PNG) Limited                                  Papua New Guinea
Dawson AOC Pty Ltd                                                       Australia
Dawson AOC Water Services Pty Ltd                                        Australia
DB Stratabit GmbH                                                        Germany
DB Stratabit Limited                                                     United Kingdom
DB Stratabit Pte. Ltd.                                                   Singapore
DB Stratabit Sdn. Bhd.                                                   Malaysia
Devonport Engineering Services Limited                                   United Kingdom
Devonport Management Limited                                             United Kingdom
Devonport Royal Dockyard Limited                                         United Kingdom
Devonport Royal Dockyard Pension Trustees Limited                        United Kingdom
Distral-Brown & Root SA                                                  Colombia
Dorhold Limited                                                          United Kingdom
DressBi, L.L.C.                                                          United States
Dresser (Algeria) Inc.                                                   United States
Dresser (Holdings) Limited                                               United Kingdom
Dresser Acquisitions Limited                                             United Kingdom
Dresser AG                                                               Liechtenstein
Dresser Al-Rushaid Valve and Instrument Company, Ltd.                    Saudi Arabia
Dresser Anstalt                                                          Liechtenstein
Dresser AS                                                               Norway
Dresser Australia Pty. Ltd.                                              Australia
Dresser B.V.                                                             Netherlands
Dresser Cameroon S.A.R.L.                                                Cameroon
Dresser Caspian, Inc.                                                    United States
Dresser Corporation                                                      United States
Dresser del Ecuador S.A.                                                 Ecuador
Dresser Drilling and Production Services Limited                         United Kingdom
Dresser Equipment Group, Inc.                                            United States
Dresser Europe GmbH                                                      Germany
Dresser Europe S.A.                                                      Belgium
Dresser Far East, Inc.                                                   United States

                                      21-4

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Dresser Finland Oy                                                       Finland
Dresser Foreign Sales Corporation Limited                                Guam
Dresser Group Pension Trustee Limited                                    England
Dresser Holding Europe GmbH                                              Germany
Dresser Holding, Inc.                                                    United States
Dresser Holmes Limited                                                   United Kingdom
Dresser Industria e Comercio Ltda.                                       Brazil
Dresser Industria S.A.                                                   Bolivia
Dresser Industrial Products B.V.                                         Netherlands
Dresser Industries, Inc.                                                 United States
Dresser Industries-RUS                                                   CIS
Dresser Instruments, S.A. de C.V.                                        Mexico
Dresser International Sales Corporation                                  Delaware
Dresser International, Ltd.                                              Delaware
Dresser Investments N.V.                                                 Netherlands Antilles
Dresser Ireland Finance Company                                          Ireland
Dresser Italia S.p.A.                                                    Italy
Dresser Japan, Ltd.                                                      Japan
Dresser Kellogg Energy Services (S. Africa) (Proprietary) Limited        South Africa
Dresser Kellogg Energy Services (Nigeria) Ltd                            Nigeria
Dresser Kellogg Energy Services Corporation                              Panama
Dresser Kellogg Energy Services Inc.                                     Delaware
Dresser Kellogg Energy Services Limited                                  United Kingdom
Dresser Kellogg South Africa Limited                                     Delaware
Dresser Korea, Inc.                                                      Korea
Dresser Latvia Limited                                                   Latvia
Dresser Masoneilan Valves Private Limited                                India
Dresser Minerals International, Inc.                                     Texas
Dresser Netherlands B.V.                                                 Netherlands
Dresser Oil Tools Arabia Ltd. Co.                                        Saudia Arabia
Dresser Oil Tools Arabia, Inc.                                           Texas
Dresser Oil Tools, Inc.                                                  Delaware
Dresser Oilfield Gabon S.a.r.L.                                          Gabon
Dresser Oilfield Operations (Nigeria) Inc.                               Delaware
Dresser Oilfield Operations (Nigeria) Limited                            Nigeria
Dresser Oilfield Services B.V.                                           Netherlands
Dresser Oilfield Services, Inc.                                          United States
Dresser Polska Sp. Zo.o.                                                 Poland
Dresser Produits Industriels                                             France
Dresser Russia, Inc.                                                     Delaware
Dresser Singapore Pte. Ltd.                                              Singapore
Dresser South Africa (Proprietary) Limited                               South Africa
Dresser Soviet Engineering                                               CIS
Dresser U.K. Limited                                                     United Kingdom
Dresser U.K. Pensions Limited                                            United Kingdom

                                      21-5

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Dresser Valves Europe GmbH                                               Germany
Dresser Wayne AB                                                         Sweden
Dresser-Nagano, Inc.                                                     Delaware
Dresser-Shaw Company                                                     Canada
Drilling Fluids Technology A/S                                           Norway
DS Controls, Russia                                                      Russian Federation
ebro Electronic GmbH                                                     Germany
ebro Electronic KG                                                       Germany
EMC Nederland B.V.                                                       Netherlands
Enventure Global Technology, L.L.C.                                      Delaware
Envirogen                                                                Australia
Esbjerg Production Services A/S                                          Denmark
European Marine Contractors Limited                                      United Kingdom
European Marine Contractors L.L.C.                                       Delaware
Fann Instrument Company                                                  Delaware
Far East Oilwell Services Sdn.Bhd.                                       Malaysia
Fargo Engineering Company                                                United States
Fastex Defence Services Limited                                          United Kingdom
Fastflow Services Limited                                                United Kingdom
Fasttrax Limited                                                         United Kingdom
First Point Assessment Limited                                           United Kingdom
Freight Link Pty Ltd                                                     Australia
G&H Management Company                                                   United States
GAZDMD Avtomatika                                                        CIS
GB Subwork B.V.                                                          Netherlands
Gearhart (United Kingdom) Limited                                        United Kingdom
Gearhart Geodata Holdings Limited                                        United Kingdom
Gearhart Well Evaluation Limited                                         United Kingdom
Gearhart Wireline Holdings Limited                                       United Kingdom
Geophysical Service Europe Co. Ltd.                                      Hungary
George Street Parade Limited                                             United Kingdom
Geosource EPIG Services Company Limited                                  Sudan
Geosource International (Nederland) B.V.                                 Netherlands
Geosource U.K. Limited                                                   United Kingdom
Global Drilling Services, Inc.                                           Panama
GO Turkey S.A.                                                           Isle of Nevis
Granherne & Co LLC                                                       Oman
Granherne (Holdings) Ltd.                                                United Kingdom
Granherne Information Systems Limited                                    United Kingdom
Granherne International (Holdings) Ltd.                                  United Kingdom
Granherne International Limited                                          United Kingdom
Granherne Limited                                                        United Kingdom
Granherne Sdn. Bhd.                                                      Malaysia
Green Sea AS                                                             Norway
Green Sea Operations AS                                                  Norway
Greystone Communities, Inc.                                              Texas

                                      21-6

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Grove Foreign Sales Corporation                                          Barbados
Grove TK Limited                                                         United Kingdom
Halliburton (Proprietary) Limited                                        South Africa
Halliburton (U.K.) Limited                                               United Kingdom
Halliburton AS                                                           Norway
Halliburton Affiliates Corporation                                       Delaware
Halliburton Argentina S.A.                                               Argentina
Halliburton Arkhangelsk, Ltd.                                            Russia
Halliburton Australia Pty. Ltd.                                          Australia
Halliburton B.V.                                                         Netherlands
Halliburton Brown & Root International Limited                           United Kingdom
Halliburton Brown & Root Limited                                         United Kingdom
Halliburton C.I.C.S. Inc.                                                Cayman Islands
Halliburton Cimentacao Ltda.                                             Brazil
Halliburton Company                                                      Delaware
Halliburton Company Austria G.m.b.H.                                     Austria
Halliburton Company Germany G.m.b.H.                                     Germany
Halliburton Company U.K. Limited                                         United Kingdom
Halliburton Consulting Services Nigeria Limited                          Nigeria
Halliburton de Mexico, S.A. de C.V.                                      Mexico
Halliburton del Amazonas S.A.                                            Peru
Halliburton del Peru S.A.                                                Peru
Halliburton Denmark A/S                                                  Denmark
Halliburton Energy Development (Kazakhstan) Limited                      Cayman Islands
Halliburton Energy Development (Kazakhstan), Inc.                        United States
Halliburton Energy Development (North Sea), Inc.                         United States
Halliburton Energy Development Ltd.                                      Cayman Islands
Halliburton Energy Services (Malaysia) Sdn. Bhd.                         Malaysia
Halliburton Energy Services Limited                                      United Kingdom
Halliburton Energy Services Nigeria Limited                              Nigeria
Halliburton Energy Services Romania S.R.L.                               Romania
Halliburton Energy Services, Inc.                                        Delaware
Halliburton Enterprise de Services aux Puits                             Algeria
Halliburton EPC-22 Holdings, S. de R.L. de C.V.                          Mexico
Halliburton Equipment Company S.A.E.                                     Egypt
Halliburton Espanola S.A.                                                Spain
Halliburton Far East Pte Ltd                                             Singapore
Halliburton Geodata (Overseas) Limited                                   United Kingdom
Halliburton Geodata Limited                                              United Kingdom
Halliburton Geophysical Services Nigeria Limited                         Nigeria
Halliburton Global, Ltd.                                                 Cayman Islands
Halliburton Group Canada Inc.                                            Canada
Halliburton Holding B.V.                                                 Netherlands
Halliburton Holdings Australia Pty. Ltd.                                 Australia
Halliburton Holdings Limited                                             United Kingdom
Halliburton I Cayman, Ltd.                                               Cayman Islands

                                      21-7

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Halliburton II Cayman, Ltd.                                              Cayman Islands
Halliburton Imco (Cameroon) S.A.R.L.                                     Cameroon
Halliburton Imco (Gabon) S.A.R.L.                                        Gabon
Halliburton International G.m.b.H                                        Austria
Halliburton International, Inc.                                          Delaware
Halliburton Italiana S.p.A.                                              Italy
Halliburton Kazakhstan Oilfield Services, Ltd                            Kazakhstan
Halliburton Latin America S.A.                                           Panama
Halliburton Limited                                                      United Kingdom
Halliburton Logging Services (France) S.A.R.L.                           France
Halliburton Logging Services (M) Sdn. Bhd.                               Malaysia
Halliburton Manufacturing and Services Limited                           United Kingdom
Halliburton Manufacturing (Singapore) Pte. Ltd.                          Singapore
Halliburton Multinational, Inc                                           United States
Halliburton New Zealand Limited                                          New Zealand
Halliburton Nigeria Limited                                              Nigeria
Halliburton Norway, Inc.                                                 Delaware
Halliburton NUS Corporation                                              Delaware
Halliburton Offshore Services, Inc.                                      Cayman Islands
Halliburton Oil Services Vietnam Limited                                 Vietnam
Halliburton Oilfield Services Limited                                    Russia
Halliburton Oilfield Services India Limited                              India
Halliburton Operations Nigeria Limited                                   Nigeria
Halliburton Overseas Limited                                             Cayman Islands
Halliburton Partners Canada Ltd.                                         Canada
Halliburton Pension Trustee Limited                                      United Kingdom
Halliburton Products & Services Limited                                  Cayman Islands
Halliburton Produtos Ltda.                                               Brazil
Halliburton Real Estate Services, Inc.                                   United States
Halliburton S.A.S.                                                       France
Halliburton S.C., Inc.                                                   United States
Halliburton Services (Malaysia) Sdn. Bhd.                                Malaysia
Halliburton Servicios (Chile) Ltda.                                      Chile
Halliburton Servicos Ltda.                                               Brazil
Halliburton Singapore Pte. Ltd.                                          Singapore
Halliburton Technical Services, Inc.                                     United States
Halliburton Tesel Ltd.                                                   United Kingdom
Halliburton Trinidad Limited                                             Trinidad
Halliburton Tunisia (Offshore) Ltd                                       Tunisia
Halliburton West Africa Ltd.                                             Cayman Islands
Halliburton Worldwide Limited                                            Cayman Islands
Halliburton Worldwide Services, Inc.                                     United States
Halliburton-Atyrau Oil & Gas Services                                    Kazakhstan
Halliburton-GERS Ltd.                                                    Russia
Halson Financial Services Limited                                        Cayman Islands
Hart Howard Humphreys                                                    Zimbabwe

                                      21-8

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

HBR (Thailand) Limited                                                   Thailand
HBR Asia Contractors Limited                                             Hong Kong
HBR Energy, Inc.                                                         Delaware
HED (Indonesia), Inc.                                                    United States
HGS Enterprises Inc.                                                     Panama
HGS Limited                                                              United Kingdom
HLS India Limited                                                        India
HLS Nigeria Limited                                                      Nigeria
HLS-Namtvedt A/S                                                         Norway
HLS-Namtvedt Holding A/S                                                 Norway
HMB Subwork Limited                                                      United Kingdom
HobbyMarkt Capelle B.V.                                                  Netherlands
Hobbymarkt Capelle de Mexico, S.A. de C.V.                               Mexico
Holmes Blowers Limited                                                   United Kingdom
Howard Humphreys & Partners Limited                                      United Kingdom
Howard Humphreys (Kenya) Limited                                         Kenya
Howard Humphreys (Tanzania) Limited                                      Tanzania
Howard Humphreys (Uganda) Limited                                        Uganda
Howard Humphreys (Zimbabwe) Limited                                      United Kingdom
Howard Humphreys and Sons                                                United Kingdom
Howard Humphreys and Sons (Jamaica)                                      Jamaica
Howard Humphreys Group Limited                                           United Kingdom
Howard Humphreys Limited                                                 United Kingdom
Howard Humphreys Project Management (HK) Limited                         Hong Kong
Howard Humphreys Project Management Limited                              United Kingdom
Howard Smith Screen Company                                              Texas
Hua Mei Halliburton Petroleum Technical Service Co. Ltd.                 China
Hunting- Brae Limited                                                    United Kingdom
India Valve Investment Co., Inc.                                         United States
Inossman Fonderie Acciaio Maniago S.p.A.                                 Italy
Integrated Documatics Limited                                            United Kingdom
Integrated Power Services Pty Ltd                                        Australia
International Administrative Services, Ltd.                              Cayman Islands
International Automative Technologies, L.L.C.                            United States
International Oil Field Engineering Ltd.                                 Cayman Islands
IPEM Developments Limited                                                United Kingdom
Jeffrey Industria e Comercio Ltda.                                       Brazil
Jet Research Center, Inc.                                                United States
Jet Research Corporation                                                 United States
K International Engineers Pty Ltd                                        Australia
Kapeq Trading Limited                                                    Cyprus
KBR de Monterey S.A. de C.V.                                             Mexico
KBR Development Corporation                                              Cayman Islands
KBR-MC Investments Corp.                                                 Cayman Islands
KBR/TECHNIP, L.L.C.                                                      Delaware
Kellogg (Malaysia) Sdn. Bhd.                                             Malaysia

                                      21-9

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Kellogg Africa Growth Fund Inc.                                          United States
Kellogg Brown & Root Algeria Inc.                                        Delaware
Kellogg Brown & Root Consultancy (Malaysia) Sdn. Bhd.                    Malaysia
Kellogg Brown & Root Engineering Corporation                             New York
Kellogg Brown & Root Far East, Inc.                                      United States
Kellogg Brown & Root GmbH                                                Germany
Kellogg Brown & Root India Limited                                       United States
Kellogg Brown & Root International, Inc.                                 Delaware
Kellogg Brown & Root Limited                                             United Kingdom
Kellogg Brown & Root, Inc.                                               United States
Kellogg Cardon, C.A.                                                     Venezuela
Kellogg China Inc.                                                       Delaware
Kellogg Chiyoda Services                                                 Cayman Islands
Kellogg Construction Limited                                             United Kingdom
Kellogg Foreign Sales Corporation                                        Barbados
Kellogg France, S.A.                                                     France
Kellogg International Services Corporation                               Delaware
Kellogg International Services Limited                                   Cayman Islands
Kellogg Iran, Inc.                                                       United States
Kellogg ISL Limited                                                      Cayman Islands
Kellogg Korea, Inc.                                                      Delaware
Kellogg Malaysia, Inc.                                                   Delaware
Kellogg Mexico, Inc.                                                     Delaware
Kellogg Middle East Limited                                              Delaware
Kellogg Nigeria Inc.                                                     Delaware
Kellogg Offshore Limited                                                 United Kingdom
Kellogg Overseas Corporation                                             Delaware
Kellogg Pan American Corporation                                         Delaware
Kellogg Rust South Africa Limited                                        United Kingdom
Kellogg Pan American C.A.                                                Venezuela
Kellogg Saudi Arabia Limited                                             Delaware
Kellogg Services, Inc.                                                   Delaware
Kestrel Subsea Systems Limited                                           United Kingdom
Kinhill Building Investigation Pty Ltd                                   Australia
Kinhill Holdings Pty Ltd                                                 Australia
Kinhill India Private Ltd.                                               India
Kinhill Investments Pty Ltd                                              Australia
Kinhill (Malaysia) Sdn Bhd                                               Malaysia
Kinhill/Ove Arup                                                         Australia
Kinhill Pacific Pty Ltd                                                  Australia
Kinhill Pakistan (Private) Limited                                       Pakistan
Kinhill SAGRIC Pty Ltd                                                   Australia
Kinhill Superannuation Nominees Pty Ltd                                  Australia
Komatsu Dresser Company                                                  United States
KPA, S.A. de C.V.                                                        Mexico
KRSA Limited                                                             United Kingdom

                                     21-10

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

KRW Energy Systems Inc.                                                  Delaware
Landmark America Latina, S.A.                                            Panama
Landmark de Mexico, S.A. de C.V.                                         Mexico
Landmark EAME, Ltd.                                                      United Kingdom
Landmark Graphics Argentina, S.A.                                        Argentina
Landmark Graphics Colombia S.A.                                          Colombia
Landmark Graphics Corporation                                            Delaware
Landmark Graphics do Brasil Ltda.                                        Brazil
Landmark Graphics Europe/Africa, Inc.                                    Delaware
Landmark Graphics International, Inc.                                    Texas
Landmark Graphics (Malaysia) Sdn. Bhd.                                   Malaysia
Landmark Graphics (Nigeria) Limited                                      Nigeria
Landmark Graphics Venezuela C.A.                                         Venezuela
Landmark Sales Corporation (FSC)                                         Barbados
Laurel Financial Services B.V.                                           Netherlands
Laut-AOC Sdn Bhd                                                         Brunei Darussalam
LCL Knightsbridge Limited                                                United Kingdom
Ledhand Limited                                                          United Kingdom
Liaohe Halliburton Flow Measurement Company                              China
LNG_Servicos E Gestao de Projectos Limitada                              Portugal
M. W. Kellogg Company Limited                                            Canada
M. W. Kellogg Constructors Inc.                                          Delaware
M. W. Kellogg Group Limited                                              United Kingdom
M. W. Kellogg International Limited                                      United Kingdom
M. W. Kellogg Limited                                                    United Kingdom
M. W. Kellogg Pensions Limited                                           United Kingdom
M. W. Kellogg Technology Company                                         Delaware
Magcobar Manufacturing Nigeria Ltd                                       Nigeria
Management Logistics, Inc.                                               Delaware
Mantenimiento Marino de Mexico, S. de R.L. de C.V.                       Mexico
Manteniven, S.A.                                                         Venezuela
Manufacturas Halliburton de mexico SA de CV                              Mexico
Manufacturas Petroleras Venezolanas, S.A.                                Venezuela
Marend Limited                                                           United Kingdom
Mashhor Brown & Root Offshore Services Sdn. Bhd.                         Brunei
Mashhor Well Services Sdn Bhd                                            Brunei
Masoneilan HP + HP GmbH                                                  Germany
Masoneilan International, LLC                                            Delaware
Masoneilan, S.A.                                                         Spain
Mid-Valley, Inc.                                                         Delaware
Middle East Technologies, Inc.                                           Delaware
MIHC, Inc.                                                               Delaware
Millennium Link Limited                                                  United Kingdom
Monenco Offshore Limited                                                 Canada
Mono Group                                                               United Kingdom

                                     21-11

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Mono Group Pension Trustees Limited                                      United Kingdom
Mono Pumps (Australia) Pty. Limited                                      Australia
Mono Pumps (Engineering) Limited                                         United Kingdom
Mono Pumps (Manfacturing) Limited                                        England
Mono Pumps (New Zealand) Limited                                         New Zealand
Mono Pumps (U.K.) Limited                                                United Kingdom
Mono Pumps Limited                                                       United Kingdom
Monoflo, Inc.                                                            Delaware
Moroccan Engineers & Constructors                                        Morocco
Munro Garrett (Asia Pacific) Pty Ltd                                     Australia
MWKL Field Services Limited                                              Cayman Islands
MWKL Middle East Limited                                                 United Kingdom
Nederlands Bedrijfskleding Service B.V.                                  Netherlands
New Ocean Contractors Limited                                            United Kingdom
Niigata Masoneilan Company Limited                                       Japan
Niigata Masoneilan Valve Service Company Limited                         Japan
Nile Oilfield Engineering Limited                                        Sudan
NL do Brazil Ltda.                                                       Brazil
NL Overseas Service Company Limited                                      United Kingdom
Norsk Modifikajon og Vedikehold Service AS                               Norway
North Sea Assets Limited                                                 United Kingdom
NUMALOG, Ltd.                                                            Israel
NUMAR UK Limited                                                         United Kingdom
OGC International Limited                                                United Kingdom
Oilfield Telecommunications, Inc.                                        Delaware
Otis Engineering Italiana S.r.l.                                         Italy
Otis of Nigeria Limited                                                  Nigeria
Otis Pressure Control Limited                                            United Kingdom
Overseas Administration Services, Ltd.                                   Cayman Islands
Overseas Marine Leasing Company                                          Delaware
P.T. Baroid Indonesia                                                    Indonesia
P.T. Brown & Root Indonesia                                              Indonesia
P.T. Halliburton Drilling Systems Indonesia                              Indonesia
P.T. Halliburton Indonesia                                               Indonesia
P.T. Halliburton Logging Services Indonesia                              Indonesia
P.T. Indokor Sperry-Sun                                                  Indonesia
P.T. Jaya Kinhill Arkonin (Indonesia)                                    Indonesia
P.T. Kinhill Indonesia                                                   Indonesia
P.T. Landmark Concurrent Solusi Indonesia                                Indonesia
P.T. M-I, Indonesia                                                      Indonesia
P.T. Numar Indonesia                                                     Indonesia
P.T. Security Mulia Indonesia                                            Indonesia
P.T. SubSea Tritek                                                       Indonesia
P.T. Udemco Otis Indonesia                                               Indonesia
PACE AS                                                                  Norway
Paloak Ltd                                                               United Kingdom

                                     21-12

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Patonhurst Pty. Ltd.                                                     United Kingdom
Penaga Grove Sdn. Bhd.                                                   Malaysia
PES (International) Limited                                              United Kingdom
PES de France                                                            France
PES France                                                               France
PES Incorporated                                                         United States
PES Netherlands Limited                                                  United Kingdom
PES Petroquip Limited                                                    United Kingdom
PES Petroseal Limited                                                    United Kingdom
PES Petroserv Limited                                                    United Kingdom
PES Petrospec Limited                                                    United Kingdom
PES Trustees Limited                                                     United Kingdom
Petroleum Engineering Services (Italia) srl                              Italy
Petroleum Engineering Services Asia Pty. Ltd.                            Australia
Petroleum Engineering Services Ltd.                                      United Kingdom
Petroleum Engineering Services Norge AS                                  Norway
Petroleum Information & Equipment Services Pte. Ltd.                     Singapore
Petroleum Manufacturing Services Limited                                 United Kingdom
Plantation Land Company, Inc.                                            United States
Polinex-Cekop S.A.                                                       Poland
Professional Resources Ltd.                                              Bermuda
Property & Casualty Insurance, Ltd. - U.S.                               Vermont
Property and Casualty Insurance, Limited                                 Bermuda
PT Dresser Magcobar Indonesia                                            Indonesia
PT Dwinpantara Perdana                                                   Indonesia
Pullman Kellogg Plant Services Algeria, Inc.                             Delaware
Rezayat Brown and Root Saudi Company Limited                             Saudi Arabia
Riese Consolidated Industrial C.A.                                       Venezuela
Road Management Consolidated Plc                                         United Kingdom
Road Management Group Limited                                            United Kingdom
Road Management Limited                                                  United Kingdom
Road Management Services (Gloucester) Limited                            United Kingdom
Road Management Services (Peterborough) Limited                          United Kingdom
Rockwater (North Sea) Limited                                            United Kingdom
Rockwater B.V.                                                           Netherlands
Rockwater CV                                                             Netherlands
Rockwater Holdings Limited                                               United Kingdom
Rockwater J/V                                                            Netherlands
Rockwater Limited                                                        United Kingdom
Rockwater Offshore Contractors 2 B.V.                                    Netherlands
Rockwater Offshore Contractors B.V.                                      Netherlands
Rotary Brown & Root Pte. Ltd.                                            Singapore
Saber Technologies, L.L.C.                                               United States
Sabre Manning Services Limited                                           Jersey
Saudi Halliburton Logging LLC                                            Saudi Arabia

                                     21-13

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

SBR Offshore Limited                                                     Canada
Scientific & Technical Computing Centre Pty Ltd                          Australia
Seabase Limited                                                          Canada
Seaforth Engineering Limited                                             United Kingdom
Seaforth Kinergetics Limited                                             United Kingdom
Seaforth Logistics Limited                                               United Kingdom
Seaforth Marine Services Limited                                         United Kingdom
Seaforth Maritime (Holdings) Limited                                     United Kingdom
Seaforth Maritime Limited                                                United Kingdom
Seaforth Workforce Limited                                               United Kingdom
Security DBS (MEM) E.C.                                                  Bahrain
Security DBS B.V.                                                        Netherlands
Security DBS Italia S.r.l.                                               Italy
Security DBS S.A.                                                        France
Sembrown Equipment Pte Ltd                                               Singapore
Semi Sub Services B.V.                                                   Netherlands
Service Employees International, Inc.                                    Cayman Islands
Servicios Halliburton de Venezuela, S.A.                                 Delaware
Servicios Industriales Worthington, S.A.                                 Venezuela
Servicios Tecnicos Brown & Root, S.A.                                    Panama
Shapadu Rockwater Sdn. Bhd.                                              Malaysia
Shaw Industries Pty. Ltd.                                                Australia
Siam Brown and Root Limited                                              Thailand
Sierra Geophysics (U.K.) Limited                                         United Kingdom
SIF-Isopipe S.A.                                                         France
Sinokellogg Engineering Company                                          China
Snamprogetti Netherlands, B.V.                                           Netherlands
Sociedad Espanola de Bombas y Maquinaria S.A.                            Spain
Sonobar, S.A. de C.V.                                                    Mexico
Sperry Sun Saudia Company Limited                                        Saudi Arabia
Sperry-Sun (U.K.) Limited                                                United Kingdom
Sperry-Sun de Ecuador S.A.                                               Ecuador
Strata Bit Limited                                                       United Kingdom
Stratamodel (Barbados) Export Ltd                                        Barbados
Studebaker-Worthington (U.K.) Limited                                    United Kingdom
SubSea HMB Ltd.                                                          United Kingdom
Sub Sea Norge A/S                                                        Norway
Sub Sea Offshore (B) Berhad                                              Brunei
Sub Sea Offshore Espana, S.A.                                            Spain
Sub Sea Offshore (Holdings) Limited                                      United Kingdom
Sub Sea Offshore (Nigeria) Limited                                       Nigeria
Sub Sea Offshore Limited                                                 United Kingdom

                                     21-14

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Sub Sea Offshore Pte. Ltd.                                               Singapore
Sub Sea Underwater Associates, Inc.                                      United States
SubseaKat (Malaysia) Sdn. Bhd.                                           Malaysia
SUDAW Developments Limited                                               Australia
Symington Wayne Overseas, Ltd.                                           Canada
T.K. Valve Holdings                                                      United Kingdom
Taylor Diving (South East Asia) Pte. Ltd.                                Singapore
Taylor International Diving Company, Inc.                                United States
Technip                                                                  France
Tecman Services Limited                                                  Cyprus
Tecniavance - Brown & Root S.A.                                          Colombia
Tesel Holdings Limited                                                   United Kingdom
The Arab Geophysical Exploration Services Company                        Libya
The M. W. Kellogg GmbH                                                   Germany
Thomco (No. 2011) Pty Ltd                                                Australia
Tianjin Orient Halliburton Geophysical Service Company Ltd               China
TIG-Masoneilan Arabia Limited                                            Saudi Arabia
Tres Gaviotas, S.A. de C.V.                                              Mexico
Tri-Can Perforators Limited                                              Trinidad
Triconos Mineros S.A.                                                    Chile
Tristan Services Limited                                                 United Kingdom
TSKJ - Servicos de Engenharia Limitada                                   Portugal
TSKJ II Construcoes Internacionais Sociedade Unipessoal Limitada         Portugal
TSKJ Nigeria Limited                                                     Nigeria
Ucamar Shipping & Transportation Company (Cayman) Limited                Cayman Islands
UMC Engineering Sdn Bhd                                                  Malaysia
Universal Energy Services SRL                                            Italy
Vactor Industrial Pollution (U.K.) Limited                               United Kingdom
W.T. Limited                                                             United Kingdom
Walbridge Brown & Root International LLC (A Delaware Corporation)        Delaware
Walbridge Brown & Root International LLC (Cayman Islands)                Cayman Islands
Wasserij Smit-Delft BV                                                   Netherlands
Wayne Compressores Ltda.                                                 Brazil
Wayne Pump Company South Africa (Proprietary) Limited                    South Africa
WeCem AS                                                                 Norway
Wellstream International, Inc.                                           Delaware
Wellstream, Inc.                                                         Delaware
Wetzel Tecnomecanica S.A.                                                Brazil
Wharton Williams Taylor Emirates                                         United Arab Emirates
Wheatley Pump Incorporated                                               Delaware
Wheatley Ural                                                            CIS

                                     21-15

                                                                      Exhibit 21
                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 2000
                        (continued)

                                                                         STATE OR COUNTRY
NAME OF COMPANY                                                          OF INCORPORATION

Worthington Compressores e Turbinas Ltda.                                Brazil
Worthington Pumping Systems Limited                                      United Kingdom
Worthington-Simpson Limited                                              United Kingdom
Xinjiang DB Stratabit Bit and Tool Company Ltd.                          China
Zen No 33 Limited                                                        Papua New Guinea
Zhanjiang Zhonghai Bredero Price Coaters, Inc.                           China


(1)  Each of the subsidiaries named conducts its business under its corporate name and, in a few instances, under a shortened form of its corporate name.

(2)  The names of approximately 50 subsidiaries have been omitted since the unnamed subsidiaries considered in the aggregate would not constitute a significant subsidiary as defined by Item 601(b)(21).

                                     21-16